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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (Date of earliest event reported)        November 14, 2002
                                                           -----------------





                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                             0-19297                       55-0694814
       -------------             ------------------------------          ---------------
(State or other jurisdiction        (Commission File Number)             (IRS Employer of
        Incorporation)                                                  Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 26406-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (276) 326-9000
                                                    --------------

----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure

See 18 U. S. C. Section 1350 Certifications as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached to this report as Exhibit 99.1 and 99.2.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2002

                               FIRST COMMUNITY BANCSHARES, INC.

                               BY:  /s/ Robert L. Schumacher
                                   ------------------------------------------
                               ROBERT L. SCHUMACHER,
                               CHIEF FINANCIAL OFFICER




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                                  EXHIBIT INDEX

   Exhibit No.                                                       Page No.

        99.1      CEO Certification as of November 14, 2002             4
        99.2      CFO Certification as of November 14, 2002             5